UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2014 (March 21, 2014)

Sonic Foundry, Inc.

(Exact name of registrant as specified in its chapter)

Maryland	000-30407	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave Madison, WI 53703	(608) 443-1600
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 5.02 of this Current Report on Form 8-K relating to the Amended and Restated Employment Agreements with both Robert M. Lipps and Kenneth A. Minor is hereby incorporated by reference in this Item 1.01 of Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2014 we entered into Amended and Restated Employment Agreements with both Robert M. Lipps and Kenneth A. Minor (the “Amended Agreements”). The Amended Agreements revise certain provisions incorporated in the Employment Agreements in place with Messrs. Lipps and Minor prior to entering into the Amended Agreements. The revisions include 1) the addition of a provision where severance is due upon death, disability or constructive termination; 2) modification of the definition of change in control to eliminate the requirement that the board not consent to a change in control or that the current CEO not remain as CEO following the change in control; and 3) modifies the language following a change in control that allows voluntary termination by Messrs. Lipps and Minor, with severance, to include a material diminution in title, authority, status or responsibilities, a reduction in salary, a material breach of the Amended Agreement by the Company or a change in the Company’s principal office to be more than 50 miles outside of the Madison metropolitan area and provides that Messrs. Lipps and Minor have up to two years and 90 days from the date of a change in control followed by the occurrence of one or more of the events set forth above to make such an election to voluntarily terminate, with severance. In addition, the Amended and Restated Employment Agreement for Mr. Lipps was changed to conform to the severance arrangement already in affect with Mr. Minor by changing the calculation to be equal to the highest cash compensation in any of the last three fiscal years, rather than equal to the cash compensation paid in the preceding fiscal year.

A copy of the Amended Agreements are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K The summary above is qualified in its entirety by reference to the entire documents.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement between Registrant and Robert M. Lipps dated as of March 21, 2014.

10.2	Employment Agreement between Registrant and Kenneth A. Minor dated as of March 21, 2014.

EXHIBIT LIST

NUMBER	DESCRIPTION

10.1	Employment Agreement between Registrant and Robert M. Lipps dated as of March 21, 2014

10.2	Employment Agreement between Registrant and Kenneth A. Minor dated as of March 21, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

March 26, 2014	By:	/s/ Kenneth A. Minor
Kenneth A. Minor
Chief Financial Officer